ERI INVESTOR PRESENTATION (NASDAQ: ERII) 2018

This presentation contains forward-looking statements within the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this report include, but are not limited to, statements about our expectations, objectives, anticipations, plans, hopes, beliefs, intentions, or strategies regarding the future. Forward-looking statements that represent our current expectations about future events are based on assumptions and involve risks and uncertainties. If the risks or uncertainties occur or the assumptions prove incorrect, then our results may differ materially from those set forth or implied by the forward-looking statements. Our forward-looking statements are not guarantees of future performance or events. Words such as “expects,” “anticipates,” “believes,” “estimates,” variations of such words, and similar expressions are also intended to identify such forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and assumptions that are difficult to predict; therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. You should not place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date of this presentation. All forward-looking statements included in this presentation are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected in the forward-looking statements, as disclosed from time to time in our reports on Forms 10-K, 10-Q, and 8-K as well as in our Annual Reports to Stockholders and, if necessary, updated in our quarterly reports on Form 10 Q or in other filings. We assume no obligation to update any such forward-looking statements. It is important to note that our actual results could differ materially from the results set forth or implied by our forward-looking statements. FORWARD LOOKING STATEMENT Page 2

Page 3 VORTEQ UPDATE o Significant internal lab testing on harder-grade components • Performed 9600 psi, 45,000 lbs proppant test on single cartridge with one end cover in harder-grade and one end cover in softer-grade • Harder-grade performed as expected showing no signs of material degradation • Softer-grade showed degradation consistent with observations made during December field testing Harder grade showed no signs of material degradation despite being on the high-pressure out or “dirty” side of the PX Softer grade showed similar material degradation as witnessed in December field testing

Page 4 VORTEQ UPDATE - CONTINUED o Based on internal testing, Company opts to utilize harder-grade for all cartridge components o Cartridge components have arrived and will continue to arrive throughout Q1; timing consistent with prior guidance o Final machining and qualification of received components to continue in parallel o Expect to resume field testing, up to and including milestone one, as soon as all components have been received and qualified o Next update will occur during conference call to discuss year-end results

ENERGY RECOVERY SNAPSHOT Page 5 What We Do/Product Strategy An energy solutions provider and technology leader in applying fluid dynamics and advanced materials science Who We Are  Create markets to preserve or eliminate pumps that are subject to and destroyed by hostile process fluids  Convert wasted pressure energy into a reusable asset Pressure Energy is our Arbitrage

MATERIAL SCIENCE ARBITRAGE – PUMP PRESERVATION Page 6 Typical pumps present design and material composition challenges:  Multiple moving parts, multiple potential points of failure  Components chiefly comprised of alloys, coated alloys and polymers Susceptible to abrasion, erosion, fatigue and corrosion The pressure exchanger is elegant in design and robust in material composition:  One moving part (rotor)  Components are cermet or ceramic (tungsten carbide or alumina)  Hybrid bearing technology (hydrostatic and hydrodynamic) Design and Material Science Superiority Yields:  Increased life expectancy  Increased reliability  Lower R&M expenses  Lower CAPEX (less required redundancy) Pressure Exchanger Advantage Status Quo Challenge Value Arbitrage

PRESSURE ENERGY RECYCLING - CONVERT WASTED PRESSURE TO ELECTRICITY Page 7 Pressure energy is being needlessly wasted:  Dissipation of energy through valves, chokes or geological mass wastes valuable energy  Wasted pressure energy = wasted electricity and $$$ We recycle otherwise wasted pressure energy:  Pressure energy can be recovered and utilized to pressurize other fluids or create electricity  Our energy recovery devices are capable of transferring up to 99% of a stream’s pressure energy Pressure Energy Recycling Yields:  Less specific energy consumed  Less pumping capacity required  Increased process reliability Pressure Exchanger Advantage Status Quo Challenge Value Arbitrage

CORE TECHNOLOGY – THE PRESSURE EXCHANGER Page 8 Fluid Flows in Pressure Exchanger Hydraulic Piston Concept Pressure Exchange Snapshot

PUMP PRESERVATION – PRESSURE PUMPING Page 9 Status Quo With VorTeq NO SAND OR CHEMICALS ENTER THE PUMPS

PUMP PRESERVATION – VORTEQ CREATES SIGNIFICANT VALUE Page 10 Existing Pumping Model with 15 to 20 PD Pumps New Pumping Model with 3 to 4 Centrifugal Pumps Centrifugal Pump Model $8M to $12M p/yr p/fleet* Reduced Maintenance: $3M to $4M p/yr p/fleet* Decreased Pump Redundancy / Lower CAPEX: $1M to $2M p/yr p/fleet* With VorTeq Status Quo Centrifugal Pump Model 1 2 3 *ERI estimates

Page 11 VORTEQ COMMERCIALIZATION PATH  Commercialization is twofold:  Schlumberger Licensing Agreement • Acceptance standards inclusive of M1 & M2 as well as other performance tests • SLB responsible for missile manufacturing, ERII to provide PXs, housing and motors • Five years from first unit to full deployment of SLB fleet • $1.5MM per VorTeq per year  Liberty has rights for up to 20 VorTeq units • ERII provides full missile and cartridges – vendors have been qualified • Pricing based on contractual ROIC • Performance standards differ and thus speed to market may be faster

PUMP PRESERVATION – MTEQ MUD PUMPING SOLUTION Page 12 Status Quo With MTeq NO MUD PASSES THROUGH THE PUMPS

PUMP PRESERVATION – MTEQ UNLOCKS VALUE FOR OPERATORS Page 13 Drilling Configuration with MTeq & Centrifugal Pumps Reduced Operating Cost  Reduced R&M  Increased pump life  Fewer pumps Reduced Logistics  Lower load requirements  Less rig-up and rig-down time Increased Productivity  Reduction in planned and unplanned rig downtime Higher Reliability & Safety  Less risk of injury SAVINGS UP TO $600K PER RIG PER ANNUM* *ERI estimates

PRESSURE ENERGY RECYCLING – DESALINATION Page 14 Status Quo With Pressure Exchanger  From first sale to 90% market share in under 10 years*  18,000 PX devices installed worldwide  Up to 25-year life with virtually no maintenance  60%+ gross margins Wasted Pressure Energy Toward Geologic Mass 60% reduction in size and subsequent energy reduction Dominating the Energy Recycling Market in Desalination – Our First Market Disrupted Investment Highlights *MPD market share only

INDUSTRY AGNOSTIC R&D ALLOCATION PROCESS Page 15 What criteria qualifies a market opportunity?  High rates of flow  High pressure differentials  High capital intensity  Hostile process fluids Fracing Upstream Drilling Desalination

Page 16 EXECUTION OF STRATEGIC R&D Evaluation Criteria to Determine Funding  Value to Customer  Market Size  Net Present Value  IP Potential  Technical Difficulty  Strategic Fit  Internal Competency  Time to Market  Ease of Entry  Concept Uniqueness

DISRUPTING GLOBAL PUMPING MARKET Page 17 Global Pumping Market Exceeded $53B in 2017 Significant Arbitrage Opportunity in the Pumping Market  Pump aftermarket components cost industries $9 billion in 2017  Replacement pump sales exceed $25 billion in 2017 Source: McIlvaine Pump Report and Management Estimates PUMP PRESERVATION OPPORTUNITY EXCEEDS $4B PER ANNUM US d o lla rs in milli o n s

WASTED PRESSURE ENERGY MARKET OPPORTUNITY Page 18 Source: McIlvaine Pump Report and Management Estimates Energy Recovery Devices Target Control Valve and High Performance Pump Applications Wasted Pressure Energy Opportunity in Excess of $5.5B in 2017 TOTAL MARKET OPPORTUNITY IS SEVERAL ORDERS OF MAGNITUDE GREATER THAN COMPANY REVENUES

Page 19 UBIQUITOUS TECHNOLOGY WITH SIGNIFICANT GROWTH *Pro Forma Water Business Provides Funding Mechanism for Future R&D Future Derivative Applications Annual R&D Spend:  $9.7MM (27.5% of OPEX) in 2014  $7.6MM (20.5% of OPEX) in 2015  $10.1MM (27.8% of OPEX) in 2016  $11.5MM (30.6% of OPEX) in 2017*

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